UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 6, 2025
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Sunrun Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 California Street, Suite 1800
San Francisco, California 94108
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 6, 2025, the Board of Directors of Sunrun Inc. (the “Company”) approved the appointment of Ms. Maria Barak as the Company’s Chief Accounting Officer, effective immediately. In this role, she will serve as the Company’s Principal Accounting Officer. Mr. Danny Abajian served as the Principal Accounting Officer through the date of Ms. Barak’s appointment and will continue to serve as the Company’s Principal Financial Officer.
Ms. Barak joined the Company as the Director of Accounting, Strategic Partnerships in August 2017, and served as the Company’s VP, Corporate Controller from March 2023 to February 2025, until becoming our Chief Accounting Officer. Previously, Ms. Barak was an independent accounting professional. She started her career with Deloitte & Touche. Ms. Barak is a Certified Public Accountant with an M.B.A. from the University of California, Berkeley, Haas School of Business and a B.A. in Business Economics with an Accounting Emphasis from University of California, Santa Barbara. Ms. Barak is 42 years old.
There are no family relationships between Ms. Barak and any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer of the Company. Ms. Barak has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with her appointment, Ms. Barak will enter into the Company’s standard indemnification agreement and participate in the Company’s Key Employee Change in Control and Severance Plan, which has previously been filed with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: February 12, 2025